Supplement to Prospectus
                           dated November 1, 2005 for
                           The Hirtle Callaghan Trust

                   The date of this Supplement is May 31, 2006

The International Equity Portfolio ("International Portfolio").

Effective May 22, 2006, Causeway Capital Management LLC ("Causeway") serves as an additional Specialist Manager for the International Portfolio. Causeway's headquarters are located at 11111 Santa Monica Boulevard, Suite 1550, Los Angeles, CA 90025. As of January 31, 2006, Causeway, which is registered as an investment adviser with the Securities and Exchange Commission ("SEC"), had total assets under management of approximately $15.6 billion.

Consistent with the investment objective and policies of the International Portfolio, Causeway's investment approach is to seek to identify stocks that appear to be undervalued through the use of a bottom-up stock selection process and with a view to controlling the volatility of returns. Investment decision-making is team-based and driven by fundamental research and quantitative risk analysis, with a focus on characteristics such as price-to-earnings ratios, relative market yields and price-to-book and price-to-cash flow ratios, with relatively less emphasis on country selection or weightings. Day-to-day responsibility for the management of those assets of the International Portfolio allocated to Causeway will be the responsibility of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan Eng and Kevin Durkin, each of whom has been a senior investment officer with Causeway since 2001. Ms. Ketterer and Mr. Harford were co-founders of Causeway in 2001, and serve as the firm's Chief Executive Officer and President, respectively. Both Ms. Ketterer and Mr. Hartford previously served as Managing Directors of the International and Global Value Equity Team of the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P ("Hotchkis"). Mr. Doyle, a Director of Causeway, and Messrs. Eng and Durkin, each of whom serves as Vice Presidents of Causeway, were also associated with the Hotchkis Global Value Equity Team prior to joining Causeway in 2001.

Pursuant to a portfolio management agreement ("Causeway Agreement") between Causeway and the Trust, Causeway receives a fee, payable monthly, at a rate of 0.45% of the average daily net assets allocated to Causeway. The Causeway Agreement, which became effective on May 22, 2006, was approved by the Board of Trustees on March 14, 2006, and the shareholders of The International Portfolio on May 15, 2006. The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the International Portfolio. The information shown assumes that the International Portfolio's assets are allocated as follows: 4% to Causeway, 48% to Capital Guardian Trust Company ("CapGuardian") and 48% to Artisan Partners Limited Partnership ("Artisan"). It is intended to reflect management fees and expenses that would have been incurred if the Causeway Agreement had been in effect during the Portfolio's fiscal year ended June 30, 2005. The net assets of the International Portfolio as of June 30, 2005 were $1,049,374,509.

Annual Operating Expenses
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

                         Management Fees      .74%
                         Other Expenses       .17%

                         Total Portfolio
                         Operating Expenses   .91%

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                           1 Year  ..... $    93
                           3 Years ..... $   290
                           5 Years ..... $   504
                          10 Years ..... $ 1,120

      Note: In considering the above information, shareholders should keep in mind that the Portfolio is a "multi-manager" vehicle and that asset allocations may vary. Further, the figures shown in reflect the total Management Fees payable by the Portfolio, including the maximum positive performance adjustment to which each of Artisan and CapGuardian may be entitled under their performance fee arrangements. Absent such positive performance adjustments, Management Fees would be 0.45% and Total Portfolio Operating Expenses would be 0.62%.

The Growth Equity Portfolio ("Growth Portfolio").

Effective May 22, 2006, Sustainable Growth Advisers ("SGA") serves as an additional Specialist Manager for the Growth Portfolio. SGA is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 301 Tresser Blvd., Suite 1310, Stamford, CT 06901 and, as of December 31, 2005, SGA had total assets under management of approximately $2.7 billion. George P. Fraise, Gordon
M. Marchand and Robert L. Rohn, who together co-founded SGA in 2003, will be primarily responsible for day-to-day management of that portion of the Portfolio's assets allocated to SGA. Both Mr. Fraise and Mr. Marchand served as executive officers of Yeager, Wood & Marshall, Inc., from 2000 to 2003, serving on that firm's Investment Policy Committee and as members of its Board of Directors. Mr. Marchand also served as that firm's Chief Operating and Financial Officer. Mr. Rohn served from 1992 until 2003, as a portfolio manager and principal with W.P. Stewart & Co., Ltd.

                                                     Supplement to Prospectus
                                                     dated November 1, 2005 for
                                                     The Hirtle Callaghan Trust

Consistent with the investment objective and policies of the Growth Portfolio, SGA seeks to identify large capitalization companies that exhibit characteristics such as pricing power, repeat revenue streams and global reach that, in SGA's judgment, have the potential for long-term earnings growth within the context of low business risk. SGA employs an intensive internal research and a bottom-up stock selection approach. Pursuant to a portfolio management agreement ("SGA Agreement") between the SGA and the Trust, SGA receives an annual fee of 0.35% of that portion of the Growth Portfolio's assets allocated to SGA from time to time. The SGA Agreement, which became effective on May 22, 2006, was approved by the Board of Trustees on March 14, 2006, and the shareholders of The International Portfolio on May 15, 2006. The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Growth Portfolio. The information shown assumes that the Growth Portfolio's assets are allocated equally between SGA, Jennison Associates LLC ("Jennison") and SSgA Funds Management, Inc. ("SSgA"). It is intended to reflect management fees and expenses that would have been incurred if the SGA Agreement had been in effect during the Portfolio's fiscal year ended June 30, 2005. The net assets of the Growth Portfolio as of June 30, 2005 were $953,285,861.

Annual Operating Expenses
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

                         Management Fees      .28%
                         Other Expenses       .13%

                         Total Portfolio
                         Operating Expenses   .41%

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                            1 Year  ....... $  42
                            3 Years ....... $ 132
                            5 Years ....... $ 230
                           10 Years ....... $ 518

      Note: In considering the above information, shareholders should keep in mind that the Portfolio is a "multi-manager" vehicle and that asset allocations may vary.

The Value Equity Portfolio ("Value Portfolio").

Since February 24, 2006 JS Asset Management, LLC ("JSAM") has served as a Specialist Manager for The Value Equity Portfolio. JSAM is headquartered at One Tower Bridge, West Conshohocken, PA 19428, and as of March 6, 2006, had total assets under management of approximately $160 million. John K. Schneider, CFA, JSAM's founder and chief investment officer, is primarily responsible for the day-to-day management of the Portfolio's assets allocated to JSAM. Mr. Schneider is the founder and Chief executive officer of JSAM. Before founding JSAM in 2005, Mr. Schneider, spent more than six years as a Senior Portfolio Manager at PIMCO Equity Advisors L.P.

The JSAM investment process seeks to identify companies that are undervalued on an absolute basis rather than relative to their peers. Fundamental to the JSAM process is the determination of a company's price to "normalized earnings" ratio. This ratio is arrived upon by JSAM through the use of proprietary screening techniques that adjust reported earnings in light of, for example, cyclical industry or market movements. JSAM then evaluates selected companies, seeking to identify those with low price to normalized earnings, low price to sales, and/or low price to cash flow ratios. Additionally, JSAM seeks companies with a catalyst that, in JSAM's view, can enhance the stock price. Catalysts may include, by way of example: improvement in supply/demand outlook, broad sector or industry changes, hidden or undervalued assets, cost cutting/growth initiatives, management changes, and insider ownership.

Pursuant to a portfolio management agreement ("JSAM Agreement") between JSAM and the Trust, JSAM receives a fee, payable monthly, calculated at an annual rate of 0.40% of those assets of the Value Portfolio that may be allocated to JSAM. The JSAM Agreement, which became effective on March 1, 2006, was approved by the Board of Trustees on December 14, 2005, and the shareholders of The Value Equity Portfolio on February 24, 2006. The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The information shown assumes that the Portfolio's assets are allocated as follows: 78% to Institutional Capital Corporation, 15% to SSgA Funds Management and 7% to JSAM. It is intended to reflect management fees and expenses that would have been incurred if the JSAM Agreement had been in effect during the Portfolio's fiscal year ended June 30, 2005. The net assets of the Value Equity Portfolio as of June 30, 2005 were $685,336,792.


                                                  Supplement dated May 31, 2006

                                                     Supplement to Prospectus
                                                     dated November 1, 2005 for
                                                     The Hirtle Callaghan Trust

Annual Operating Expenses
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

                         Management Fee       .36%
                         Other Expenses       .13%

                         Total Portfolio
                         Operating Expenses   .49%

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                           1 Year  ........ $  50
                           3 Years ........ $ 157

      Note: In considering the above information, shareholders should keep in mind that the Portfolio is a "multi-manager" vehicle and that asset allocations may vary.

Since the inception of the Value Portfolio on August 25, 1995, Institutional Capital Corporation ("ICAP") has served as a Specialist Manager for Portfolio. For its services to the Portfolio, ICAP receives a fee based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.35%. ICAP, a registered investment adviser, the principal offices of which are located at 225 West Wacker, Chicago, Illinois 60606, has provided investment management services for equity assets since 1970. ICAP had assets of approximately $12.1 billion under management as of June 30, 2005, of which approximately $4 billion represented assets of mutual funds. The investment decisions for the Portfolio are made through a team approach, with all of the ICAP investment professionals contributing to the process. The senior members of the investment team and their areas of responsibility are described in the Trust's prospectus.

ICAP recently announced that it has signed a definitive merger agreement with New York Life Management (NYLIM). The Trust has been advised by counsel that, if consummated, this transaction ("NYLIM Merger") will constitute a change in the control of ICAP, as that term is defined under the Investment Company Act of 1940 ("Investment Company Act"). The Trust has been further advised that upon consummation of the NYLIM Merger that the Portfolio Management Agreement ("ICAP Agreement") between ICAP and the Trust relating to The Value Portfolio will automatically terminate. Management of the Trust has been assured by NYLIM that the NYLIM Merger will not result in any change in personnel responsible for making day-to-day investment decisions for the Portfolio. It is anticipated that, prior to the expected NYLIM Merger, the Board of Trustees will approve an interim agreement between ICAP and the Trust ("Interim Agreement") in order to secure the continued services of the management team that has served The Value Portfolio since its inception. The terms of the Interim Agreement, including the advisory fee to be paid by The Value Portfolio, are substantively identical to the terms of the portfolio management agreement ("Terminating Agreement") between the Trust and ICAP relating to The Value Portfolio, save for the duration of the agreement. If approved by the Board of Trustees, the Interim Agreement will become effective as of the date of the NYLIM Merger ("Effective Date"). In accordance with Rule 15(a)(4) under the Investment Company Act of 1940, the Interim Agreement will remain in effect for 150 days following the Effective Date or until the final agreement between the Trust and ICAP relating to the Value Portfolio is presented to shareholders of that Portfolio and either approved or disapproved. If such a final agreement is not approved by the Portfolio's shareholders within 150 days of the Effective Date, the Interim Agreement will terminate automatically.

The Fixed Income Portfolio. Since November 28, 2005 Aberdeen Asset Management, Inc. ("Aberdeen") has served as the Specialist Manager for the Fixed Income Portfolio. On that date, Aberdeen acquired certain United Kingdom and Philadelphia-based asset management businesses of the Fixed Income Portfolio's previous Specialist Manager, including the services of the portfolio management team responsible for day-to-day investment decisions. Aberdeen is headquartered at 1114 Avenue of the Americas New York, NY 10036; the portfolio management team for The Fixed Income Portfolio is located at 1735 Market Street, Philadelphia, PA 19103. A portfolio management agreement between Aberdeen and The Fixed Income Portfolio was approved by the Board of Trustees of the Trust on September 26, 2005, and by the shareholders of The Fixed Income Portfolio on November 17, 2005. All other information related to the Fixed Income Portfolio, including the names of those individuals responsible for its day-to-day management of the Portfolio and fee payable by the Portfolio, is unchanged.

                                                  Supplement dated May 31, 2006
                                                  Page 3 of 3